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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 10, 1999



                                        GEOWORKS CORPORATION
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                          (Exact name of registrant as specified in its charter)

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          Delaware                               000-23926                           94-2920371
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(State or other jurisdiction of            (Commission File No.)                  (I.R.S. Employer
incorporation or organization)                                                   Identification No.)

       960 Atlantic Avenue, Alameda, California                               94501
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       (Address of principal executive offices)                            (Zip code)

                                               510-814-1660
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                           (Registrant's telephone number, including area code)

                                              Not Applicable
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             (Former name, former address and former fiscal year, if changed since last report)




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ITEM 5:  OTHER EVENTS.

Effective as of January 11, 1999, the board of directors has named Dave Grannan, formerly Vice President of Marketing and Business Development of the company, as CEO, President and a director, and has accepted the resignation of David Thatcher from his positions as CEO, President, and director. See the press release regarding these events, which is attached hereto as Exhibit 99.01, for additional information.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             99.01 Press release of the Company dated January 11, 1999.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.









Date: January 13, 1999
                                       GEOWORKS CORPORATION



                                       by: /s/  Daniel L. Sicotte
                                       ------------------------------
                                       Daniel L. Sicotte
                                       Treasurer
                                       (Duly Authorized Officer)







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                              GEOWORKS CORPORATION

                                INDEX TO EXHIBITS



Exhibit No.       Description
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99.01             Press release of the Company dated January 11, 1999.




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